ChromaDex®
CONNECTION

analytics
consulting
ingredients
standards

Investor Presentation

April 2017

NASDAQ:CDXC

Disclaimers

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2017 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (the "Commission") on March 16, 2017. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, tax, depreciation, amortization and share-based compensation. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this presentation.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

We are the Proprietary Ingredient Solution

- ChromaDex is an innovator of patented health, wellness, and nutritional ingredients that creates science-based solutions for dietary supplements, food and beverage, skin care, sports nutrition, and pharmaceutical products.
- As a result of our relationships with leading universities and research institutions, we are able to discover and license early stage, patented ingredient technologies.
- We then utilize our in-house chemistry, regulatory and safety consulting business units to develop commercially viable ingredients.

NIAGEN — Nicotinamide Riboside (NR)

pTeroPure — 99% All Trans Pterostilbene

PURENERGY — 43% Caffeine + 57% Pterostilbene

Immulina — Spirulina Extract

ANTHORIGIN — Purple Corn Husk Extract

Positioned in Large End-Markets



Dietary Supplements
30
Sports Nutrition
5
Functional Food & Beverage
40
Medical Foods
9
Infant Formula
8
Skin Care/Cosmetics
25
Pharmaceutical
950
0
10
20
30
40
50

*Estimated annual sales of end-markets in $ Billions

Early Stages of Realizing the Opportunity


Total Revenue
$10.2
$15.3
$22.0
$26.8
2013
2014
2015
2016


Ingredients Revenue
$2.4
$6.9
$12.5
$16.8
2013
2014
2015
2016

ChromaDex CONNECTION

analytics consulting ingredients standards

Ingredient Consumer Adoption Model



Tech Adaptors
(Need it or addresses an issue that is real or percieved)
Less than 1% of households
Innovators
(Want it - fits their lifestyle)
10 -15% of households
Early Mainstream
(Want validation via the innovators before adoption)
25-35% of households
Late Mainstream
(Commoditized/Proven/ Affordable)
50-55% of households
Multivitamin
Probiotics
Omega-3
Chasm
Vitamin D-3
NIAGEN
Ingredient Revenue Millions $
1500
700
600
500
400
300
200
100
launch
mature
time

ChromaDex CONNECTION

analytics consulting ingredients standards

Unique Business Model Providing First-Mover Advantages with a Network of Relationships

Over 250 University & Research Institute customers

Dartmouth
Washington University in St. Louis
Ole Miss
Cornell University
Stanford University
USDA

Over 1500 Industry customers from our reference standards and analytical chemistry

NBTY
KRAFT
Cargill
PEPSICO
Nestle
ESTĒE LAUDER
HERBALIFE

Access to Research Activity…

Insight into Consumer Markets…

Developed from a Core of Complementary Services

Natural product fine chemicals



- Largest phytochemical catalog in the world
- Over 2,200 products
- Used for QA & R&D
- Irvine, CA

Analytical & chemistry-based services



- Analytical testing of products for identity, potency, contaminants & label claims
- Acquired in April 2003
- Boulder, CO
- Longmont, CO

Regulatory consulting services



- A global leader in scientific & regulatory consulting services
- Acquired in Dec. 2012
- Rockville, MD

Proprietary ingredients

NIAGEN
pTeroPure
PURENERGY
IMMULINA™
ANTHORIGIN

We Have a Formula for Building a Portfolio of Solutions


Discover
Acquire
Develop
Commercialize

Discover novel, early-stage ingredient technologies, leveraging intelligence gained from our natural products, analytical chemistry and regulatory consulting businesses

Exclusively license these ingredient technologies and associated IP from universities as well as research institutions

Develop ingredient technologies utilizing existing infrastructure & expertise in:
- Supply chain development focused on utilizing third-party manufacturing to keep CDXC asset- light
- Clinical development
- Safety & regulatory

Commercialize in multi-billion-dollar Consumer markets
- Ingredient trademarking
- Sales & marketing of the ingredient
- Ingredient speed to market

NIAGEN.
pTeroPure
PURENERGY
IMMULINA™
ANTHORIGIN™

ChromaDex CONNECTION
analytics consulting ingredients standards

Current Portfolio of Five Proprietary Ingredients

NIAGEN® is the first and only commercially available form of nicotinamide riboside (NR), a highly effective NAD+ booster.

pTeroPure® Pterostilbene is a phytoalexin (plant defense system) found naturally in blueberries, which has been found to be a natural sun protectant.

By cocrystallizing caffeine with ChromaDex's pTeroPure® pterostilbene, caffeine's energy boost is sustained for at least 6 hours.

IMMULINA™ is a spirulina extract that has demonstrated an ability to enhance the immune response.

AnthOrigin™ anthocyanins derived from domestically-produced, water-extracted, non-GMO purple corn husk.

Lead Ingredient - NIAGEN®

- NIAGEN® is the 1st and only commercially available nicotinamide riboside (NR).
- ChromaDex launched NIAGEN ® in May 2013.
- Nicotinamide Riboside (NR) is a vitamin B3 metabolite found naturally in trace amounts of milk.
- NIAGEN® is an innovative patent-protected ingredient shown to be superior in boosting levels of the important co-enzyme nicotinamide adenine dinucleotide (NAD+), as compared to existing vitamin B3 forms.

Vitamin B3 Forms


O
NH_2
N

Nicotinamide (Niacinamide)


O
OH
N

Nicotinic Acid (Niacin)


O
NH_2
HO
O
N
OH OH

Nicotinamide Riboside (NIAGEN®)

ChromaDex CONNECTION

analytics consulting ingredients standards

Why NAD+ is Important


Science
WHY WE
AGE

“Nicotinamide adenine dinucleotide (NAD^+) is a coenzyme found in all living cells… Cellular NAD^+ concentrations change during aging, and modulation of NAD^+ usage or production can prolong both health span and life span.”

Dr. Eric Verdin – Gladstone Institutes

Abstract from *Science* 4 December 2015

NIAGEN® is quickly becoming recognized as the vitamin of healthy aging.

ChromaDex CONNECTION

analytics consulting ingredients standards

Aging and NAD+ Deficiency

- Many nutritionally addressable health problems are linked to NAD+ deficiency.
- NAD+ depletion is the nutrient deficiency of aging or age related disease.
- Nicotinamide Adenine Dinucleotide (NAD+) is the mission critical co-enzyme in cellular metabolism.
- NR is the most efficient vitamin to increase or improve NAD+.
- Further emerging published science will increase awareness and potential claims around NAD+ up-regulation.



Risk of death per year
Your risk of dying in a given year
doubles approximately every eight years
1 in 10,000
1 in 3000
1 in 1700
1 in 800
1 in 400
1 in 150
1 in 60
1 in 20
10
20
30
40
50
60
70
80
Age



A
Human Data
NAD+ (ng/mg protein)
20
15
10
5
0
a
p=0.007
r=-0.769
b
p=0.0001
r=-0.706
0
20
40
60
80
100
Age (years)

The Science of Living Longer

- Research studying the science of aging is on the rise
  - Understanding the relationship between aging and age-related diseases
  - The term "Healthspan", as opposed to lifespan, created to describe the time we spend free of the costly and harmful conditions of old age, like cancers, dementia, and chronic diseases.
- Researchers publishing findings that it is possible to dramatically extend Healthspan by avoiding or delaying the onset of serious diseases of age
  - Many studies are specifically citing the cause and effect relationship between depletion of NAD+ as we age and age-related disease.


TIME
The Science of Living Longer


The Economist
Cheating death
The science that can extend your lifespan


Bloomberg Businessweek
The Forever Pill


LIFE
CAN WE STOP AGING?
There are scientists who believe we can and will—but would we really want to?


HEALTHY AGING
TOM BROKAW AND OTHER HEROES
FALL RECIPES FOR ENTERTAINING
ACTIVE VACATIONS TO TAKE NOW
10 HEALTHY AGING MONTH TIPS
VIEW ALL FEATURE ARTICLES

ChromaDex CONNECTION

analytics consulting ingredients standards

Pharmaceutical Interest in Aging as a Disease

Calico

• Calico, a Google-backed life sciences company founded by Arthur D. Levinson, former chairman and CEO of Genentech, recently entered the space with additional backing from AbbVie.

•Calico's area of focus is aging and age-related diseases, such as neurodegeneration and cancer.


The Iran Opportunity / E-Cigarettes / $20K Homes
TIME
CAN
Google
SOLVE
DEATH?
The search giant is launching a venture to extend the human life span.
That would be crazy—if it weren't Google

UNITY Biotechnology

• Designs therapeutics that prevent, halt, or reverse numerous diseases of aging.

•Medicines are designed to lengthen healthspan.

•Backed by marquee VCs ARCH Venture Partners (founding investors in JUNO) and Venrock.

NIAGEN. is a Platform Ingredient



THORNE
UltraMeal 360
Similac
EXPERT CARE
NeoSure
EAS
MUSCLE ARMOR
LIPITOR
OLAY

Markets	Market Size*	Addressable Market Size*	Status
Dietary Supplements	$30B	$1.0B	✓
Sports Nutrition	$5B	$500M	✓
Functional Food & Beverage	$40B	$500M	◕
Medical Food	$9B	$500M	◑
Infant Formula	$8B	$200-$300M	◑
Skincare/Cosmetic	$25B	$250M	◑
Pharmaceutical	$950B	$1.0B	◔

*Company Estimate

ChromaDex CONNECTION
analytics consulting ingredients standards

Regulatory Milestones in Place

New Dietary Ingredient (NDI)

- November 16th, 2015 received New Dietary Ingredient status from FDA for NIAGEN®
- NDI status opens the door for mainstream commercialization of NIAGEN® in dietary supplements
- Achieving NDI status is a significant milestone given that the FDA rejected approximately 88% of NDI notifications in FY 2014

Generally Recognized as Safe (GRAS)

- August 15th, 2016 The U.S. Food and Drug Administration (FDA) issued a GRAS No Objection letter in regards to nicotinamide riboside (NIAGEN®)
- January 4th, 2016 ChromaDex achieved self-affirmation of GRAS status for NIAGEN®
- NIAGEN® can be used in food & beverage products

Currently working on obtaining additional key international markets

- Canada (Health Canada), European Food Safety Authority (EFSA), Australia (TGA), and China (CFDA)

ChromaDex CONNECTION

analytics consulting ingredients standards

Research Collaborations with NIAGEN®

More than 100 pre-clinical and clinical studies represent over $50 million of non-paid research for ChromaDex

NIH National Institute on Aging
University of Birmingham
St. Jude Medical — More control. Less risk.
UC Irvine
Massachusetts Institute of Technology
UC Davis University of California
Dartmouth
University of Colorado 1876
Cornell University Founded A.D. 1865
Mayo Clinic
Buck Institute for Research on Aging
The Scripps Research Institute
The University of Iowa
University of Minnesota
University of Copenhagen
University of Washington
Washington University in St. Louis

- Mitochondrial Myopathy
- Cockayne Syndrome
- Progeria
- Parkinson's Disease
- Alzheimer's Disease
- Traumatic Brain Injury
- Chemotherapy Induced Neuropathy
- Diabetic Neuropathy
- Heart Failure
- Diabetes
- Weight Loss
- Breast Cancer
- Melanoma
- Steatosis
- Immune Response
- Muscle Physiology
- Browning of Adipocytes

NR Human Clinical Trials 2016 - 2017

ACTIVE

1. NIH - NHLBI for Obesity Related Inflammation - Immune
2. ChromaDex KGK Chronic Study - NAD metabolome
3. CU Boulder - Aging and Physiology
4. University of Washington- Human PK - Heart Failure Trial
5. Birmingham - Sports Exercise Trial
6. Copenhagen - Obesity & Pre-Diabetics
7. Elysium (KGK trial NR + Ptero)
8. Thorne - Concussion Trial with Mayo Clinic
9. Finland (BMI-Discordant Twins)

SCHEDULED

10. Kansas University - Alzheimer's Disease
11. UT Health Science Center- Mild Cognitive Impairment
12. NIH - NIA for Cockayne Syndrome
13. U Maryland Human Diabetic Neuropathy
14. Breast Cancer Survivor study



Pharmaceutical Opportunities

NIH Study

Results of a study conducted by the National Institutes of Health (NIH) in collaboration with ChromaDex published in November 2014 indicate that NR was effective at restoring NAD+ levels in mitochondria and rescuing phenotypes associated with a devastating accelerated aging disease known as Cockayne Syndrome (CS).

- Researchers concluded that NR showed promise as a potential therapy for CS, as well as for other age-related neurodegenerative conditions.
- We are currently working closely with researchers at NIH as well as a key patient advocacy group to get NR into the clinic for CS, including filing an application for an orphan drug designation with the FDA.
- ChromaDex completed its pre-IND with the U.S. Food and Drug Administration on November 1, 2016
- ChromaDex is on track to file an IND in 2017.

In June 2014, ChromaDex licensed exclusive rights from Dartmouth for several patents related to the pharmaceutical use of nicotinamide riboside (NR). The licensed patents include protection for human therapeutic uses of NR and build upon the patents previously licensed from Dartmouth in 2012 for other human uses as well as production methods of NR.

Direct-to-Consumer Overview

- ChromaDex is executing a strategy to brand, position and sell a NIAGEN® consumer product, to penetrate the US direct-to-consumer (DTC) segment with the intent of significantly and sustainably growing the consumer base of NR.
- One of the most on-trend consumer sales channels for dietary supplement companies is the DTC channel. This channel affords ChromaDex both speed to market and lower market entry costs.
- We will employ a range of the following marketing activities to sell our DTC product: Internet advertising, website, email campaigns, distribution of research publications and PR.



PROHEALTHSPAN
TRU
NIAGEN
Age Better

US Supplement Fast Facts*

- **In 2015,** the US Supplement Industry had a consumer value of **$38.8 Billion**
- CAGR for the next 5 years is projected to be 6.2%, with the industry reaching **$52 .5 billion in 2020.**

$38.8 Billion US Supplement Industry by Product Category in 2015


Specialty/Other
18%
Vitamins
31%
Meal Supplements
12%
Minerals
7%
Herbs & Botanicals
18%
Sports Supplements
14%

Source: Nutrition Business Journal (consumer sales)

The US Supplements Industry Product Category mix is balanced and diversified.

US Supplement Industry Sales by Product Category, 2016e-2020e

	2016e	2017e	2018e	2019e	2020e
Vitamins	12,812	13,460	14,097	14,800	15,553
Herbs & Botanicals	7,393	7,877	8,319	8,813	9,337
Sports Supplements	5,717	6,202	6,671	7,237	7,873
Minerals	2,879	3,037	3,191	3,346	3,508
Meal Replacement	4,855	5,222	5,585	5,984	6,430
Specialty/Other	7,581	8,068	8,540	9,111	9,806
Total	**41,238**	**43,865**	**46,404**	**49,290**	**52,508**

The US Supplement Industry is expected to grow by $11.2B from '16 to '20 (6.2% CAGR). The projected category growth mix is the following: Vitamins (24%), Specialty/Other (20%), Sports Supplements (19%), Herbs & Botanicals (17%), Meal Replacement (14%), and Minerals (6%).

* These presented charts and data are used under permission from Nutritional Business Journal and Informa.

ChromaDex CONNECTION

analytics consulting ingredients standards

In 2015, internet sales accounted for 6% of total supplement sales or **$2.5 billion**

$38.8 Billion US Supplement Sales by Channel in 2015


Internet
6%
Practitioner
9%
Natural & Specialty
37%
MLM/Network Marketing
16%
Mail Order
5%
Mass Market
27%

Source: Nutrition Business Journal (consumer sales)

Eighty percent of 2015 US Supplement Industry sales occurred within three channels: Natural & Specialty Retail (37%), Mass Market Retail (27%), and MLM/Network Marketing (16%). The following channels represent the remaining 20%: Practitioner (9%), Internet (6%), and Mail Order (5%).

* These presented charts and data are used under permission from Nutritional Business Journal and Informa.

By 2020, internet sales are expect to reach over **$4.0 billion** and account for 8% of total supplement sales

US Supplement Internet Sales by Product Category, 2016e-2020e

	2016e	2017e	2018e	2019e	2020e
Vitamins	671	739	810	884	963
Herbs & Botanicals	284	330	374	415	458
Sports Supplements	1,041	1,157	1,274	1,414	1,576
Minerals	149	158	165	174	184
Meal Replacement	79	86	91	98	105
Specialty/Other	551	602	651	706	770
Total	**2,774**	**3,072**	**3,366**	**3,691**	**4,055**

The internet channel is projected to outpace other channels for Supplement sales over the next 5 years

US Supplement Industry Growth by Channel, 2016e-2020e

	2016e	2017e	2018e	2019e	2020e
Natural & Specialty	6.5%	6.7%	6.1%	6.5%	6.7%
Mass Market	4.7%	5.3%	4.9%	5.5%	5.9%
Mail, DRTV, Radio	3.7%	3.6%	3.0%	3.3%	3.2%
Multi-Level/Network	5.7%	5.9%	5.0%	5.5%	5.8%
Practitioner	7.5%	7.5%	6.9%	7.3%	7.7%
Internet	11.0%	10.7%	9.6%	9.7%	9.9%
Total	**6.2%**	**6.4%**	**5.8%**	**6.2%**	**6.5%**

After a slight dip in 2008, growth rates are expected to reach their highest points in 2020 for the supplement industry overall with both retail channels, MLM and Practitioner channels all entering the next decade on a high note.

NR Sales and Consumer Penetration

Thus far, sales of NR have skewed more heavily to the internet channel than the Supplement industry in total

	2015	2016	2017(E)
Kgs of NR Ingredient sold by ChromaDex	8,200	11,500	15,675
# Bottles of consumer supplement brands equivalent*	1.0 million	1.4 million	1.9 million
70% "sell-through"*	.70 million	.98 million	1.33 million
# of consumers (@ 6 bottles per year avg. consumption)*	117,000	163,000	222,000
Total consumer brand(s) value @ $40/bottle*	$28.0 million	$39.2 million	$53.2 million
Of which……brands sold primarily via the internet (DTC sites and Amazon)*	$26.0 million	$34.8 million	$47.6 million
Of which…other channels (Practitioner, Natural & Specialty)*	$2.0 million	$4.4million	$5.6 million

*Company estimates

ChromaDex CONNECTION

analytics consulting ingredients standards


Kornberg


Beudeker


German


Brenner


Roberts

ChromaDex®
SCIENTIFIC ADVISORY BOARD

- ChromaDex established its first formal Scientific Advisory Board (SAB) in July 2014
- Nobel Laureate Professor Roger Kornberg joined as Chair
- The other SAB members are:
  - Dr. Charles Brenner, Professor of Biochemistry, University of Iowa (formerly Dartmouth), one of the NR inventors
  - Dr. Rob Beudeker, Vice President of Innovation, DSM, a strategic investor
  - Dr. Bruce German, Professor of Food Science & Technology, University of California Davis
  - Dr. Matthew Roberts, Chief Scientific Officer, GSM Advisors

ChromaDex is Following the Successful Model of Other Ingredient Technology Companies

Company	Ingredient	Outcome
MARTEK life enriched.	Patented Vegetarian Omega-3 Ingredient	Acquired by DSM for $1.08B in 2010
OCEAN NUTRITION CANADA wellness through innovation	Fish Oil Omega-3	Acquired by DSM for $550M in July 2012
fortitech STRATEGIC NUTRITION	Ingredient	Acquired by DSM for $634M in 2012
InterHealth Nutraceuticals Incorporated	Ingredient	Acquired by Lonza for $300M in 2016

Company	Ingredient	Market Cap*
Enzymotec Delivering Lipids	Omega-3	Market Cap* ~$202M
TerraVia	Microalgae Ingredients	Market Cap* ~$72M
senomyx	Flavor Ingredients	Market Cap* ~$44M
BALCHEM	Choline Ingredients	Market Cap* ~$2.6B

ChromaDex CONNECTION

analytics consulting ingredients standards

Approximate Market Cap* as of 3/21/2017

Highlights

- We believe the NIAGEN® opportunity is enormous.
- Science has proven that NAD+ levels directly impact aging and age-related disease.
- NR is one of the safest and most efficient ways of increasing NAD+.
- ChromaDex has a rock solid patent portfolio surrounding NR.
- Active business development pipeline with Fortune 500 companies.
- Pharmaceutical opportunities for NIAGEN® underway
- 2016 ingredient sales growth – up 34% year-over-year
    - Reported record revenue of $26.8 million for 2016
- Expanding Patented Ingredient Portfolio
    - NIAGEN®, pTeroPure®, *PURENERGY* ®, IMMULINA™, and AnthOrigin™
    - All are in early stages of market development with a pipeline and platform for development in place

ChromaDex CONNECTION

analytics consulting ingredients standards

ChromaDex® CONNECTION

Appendix A

Supporting Ingredient Discussion

What is NAD+ and Why is it Essential?

- Nicotinamide Adenine Dinucleotide (NAD+) is the central redox coenzyme in cellular metabolism[1,2]
- NAD+ is the consumed substrate of enzymes such as poly-ADPribose polymerases (PARPs), sirtuins and cyclic ADPribose synthetases[1]
- NAD+ consuming activities and cell division necessitate ongoing NAD+ synthesis, either through a *de novo* pathway that originates with tryptophan or *via* salvage pathways from three NAD+ precursor vitamins, Nam, nicotinic acid (NA) and nicotinamide riboside (NR)[2]
- Further emerging science will increase awareness and potential claims around NAD+ up-regulation

NAD+ Role in Cellular Energy Production Leading to Health Improvement*


NADPH
Oxidative stress defenses
+
Creation of cellular building blocks*
NADP+
NADH
Builds energy reserves (ATP)*
NAAD
NAD + Synthetase
NAD+
O-acetyl-ADP-ribose
Improves longevity/healthspan*
Quinolinic Acid
NAMN
NMN
Nicotinamide
De novo pathway
(inefficient)
niacin flush
NrK1 (constitutive)
NrK2 (stress-induced)
Rate Limiting Step (declines in aging)
NAMPT
sirtuins
Nicotinamide Riboside (NR)
Tryptophan
Nicotinic Acid

* These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.

1 Belenky, P., Bogan, K. L. & Brenner, C. NAD(+) metabolism in health and disease. Trends Biochem Sci 32, 12-19 (2007).
2 Bogan, K. L. & Brenner, C. Nicotinic Acid, Nicotinamide and Nicotinamide Riboside: A Molecular Evaluation of NAD+ Precursor Vitamins in Human Nutrition. Ann Review Nutrition 28, 115-130 (2008).

NAD+ Reverses Mitochondrial Dysfunction

- NR treatment significantly increased NAD+ in tissues with high mitochondria content.

Mouse Data


0,5
0,4
0,3
0,2
0,1
0
NAD+ conent (mmol/kg tissue)
*
*
CTL
NR
Brain
Muscle
Liver
BAT
WAT

- NR treatment significantly enhanced mitochondrial function and mitochondrial biogenesis.

Mouse Data


CTL
NR
2
1,5
1
0,5
0
Mitochondrial size (relative to vehicle group)
7
6
5
4
3
2
1
0
Cristae content (relative to vehicle group)
*
8,000
6,000
4,000
2,000
0
mtDNA copy number
*

* Source: Canto, et al; Cell Metabolism; 15 : 838 – 847, 6 June 2012

NAD+ and Mitochondrial Function Declines with Aging


A
Human Data
NAD+ (ng/mg protein)
20
15
10
5
0
a
p=0.007
r=-0.769
b
p=0.0001
r=-0.706
0
20
40
60
80
100
Age (years)

Human Data – *NAD+ levels decrease dramatically with age*
Mouse Data – *Energy, mitochondrial activity, mitochondrial DNA population and integrity all decrease with age*


Mouse Data
ATP (pmol/mg protein)
10
8
6
4
2
0
6
22
30
Age (months)


Mouse Data
COX activity (units/ml)
1.2
1.0
0.8
0.6
0.4
0.2
0.0
6
22
30
Age (months)


Mouse Data
mtDNA
(relative amount)
1.2
1.0
0.8
0.6
0.4
0.2
0.0
6
22
30
Age (months)


Mouse Data
mtDNA Integrity
(relative amplification)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
6
22
30
Age (months)

* Source: Gomes et al; Cell; 15:1624 – 1638; 19 December 2013

NR and Mitochondrial Function


Veh
NR
Mouse Data
Mitochondria

NR treatment significantly enhanced mitochondrial function and mitochondrial biogenesis

* Source: Canto, et al; Cell Metabolism; 15 : 838 – 847, 6 June 2012

ChromaDex Funded NR Clinical Study Summary

Results of First Study

- In August 2015, initial results of the first human clinical study for the company's NIAGEN® branded nicotinamide riboside (NR) indicate that the study met its primary endpoint. The results demonstrated that a single dose of NR resulted in statistically significant increases (as much as 2.7-fold) in the co-enzyme *nicotinamide adenine dinucleotide (NAD+)* in the blood of healthy human volunteers.

Second Study (Last Patient On Study)

- The new trial is a randomized, double-blind, placebo controlled parallel study in 140 healthy adults ranging in age from 40-60, which is examining the benefits of NIAGEN® taken daily for eight consecutive weeks. The outcome will provide key information on the effective dose range of NIAGEN® to increase the mitochondrial co-enzyme NAD+ and NAD+ metabolite concentrations in the body.
  - Participants receive a dose of 100, 300 or 1000mg per day.
  - In August we have exceeded 50% enrollment.

Patent Portfolio Controlling the NAD+ Precursor Space

ChromaDex owns or controls commercially viable compounds that can act as NAD+ Precursors, putting ChromaDex in the enviable position of "gatekeeper" to the entire NAD+ precursor category.

- ***US 8106184:*** *Synthetic manufacture of NR – Anthony Sauve of Cornell University*
- ***US 8114626:*** Manufacture of NR via recombinant microorganisms
- ***US 8197807:*** NR for increasing NAD+ biosynthesis
- ***US 8383086:*** Compositions comprising NR – Charles Brenner of Dartmoth College
- ***US 7776326:*** *NR for treatment diseased and/or injured neurons – Jeffrey Milbrandt of Washington University*

Cornell University

Dartmouth

Washington University in St.Louis

ChromaDex CONNECTION

analytics consulting ingredients standards

pTeroPure® is ChromaDex's Commercialized, IP-backed, Clinically-Studied Branded Pterostilbene

Overview

- Pterostilbene is a phytoalexin (plant defense system) found naturally in blueberries, but only in limited quantities
- Closely related to resveratrol (an antioxidant found in grapes), but with key additional benefits:
  - Superior bioavailability; 80% versus 20%
  - 7 times longer half-life in the body
  - Greater oral absorption and metabolic stability
  - 2-4 times greater cellular uptake
  - The only form of pterostilbene with GRAS1 status
- A clinically-tested compound with safety and efficacy data
- **Awarded *Frost & Sullivan's* 2010 "Most Promising Health Ingredient of the Year"**
- Supported by clinical studies and IP

[1] GRAS = Generally Recognized As Safe; requirement for inclusion in food & beverage products

pTeroPure® was Evaluated in a Phase 2/3 Clinical Study Which Showed Statistically Significant Results for its Ability to Lower Blood Pressure

Clinical trial completed at the University of Mississippi

- Double-blind, randomized, placebo-controlled, IRB-reviewed
- 80 patients, 4 arms. Eight-week duration of treatment
- Participants in the high-dose pterostilbene group achieved significant reductions in blood pressure compared to placebo (7.8mm Hg systolic, 7.3mm Hg diastolic)
- No serious adverse events

"The results of this study highlight that pterostilbene is a promising ingredient in the area of cardiometabolics." - Daniel M. Riche, PharmD, Cardiometabolic Clinic Coordinator at the University of Mississippi School of Pharmacy

Uses of **pTeroPure®** in the Skincare and Sun Protection Markets

Topical Pterostilbene Study

- On April 3rd, 2015 The University of Valencia and Green Molecular, S.L. published a study indicating that pterostilbene prevented acute ultraviolet B radiation ("UVB"), radiation-induced inflammation and photoaging-associated skin damages.
- Based on these results, the researchers proposed the use of pterostilbene for the prevention of skin carcinogenesis induced by solar radiation.
- **We are currently in advanced discussions with several Fortune 500 consumer product companies regarding the topical applications of pterostilbene.**

In August 2013, ChromaDex licensed from Green Molecular, S.L. the exclusive worldwide patent rights related to pharmaceutical and cosmetic preparations of pterostilbene for topical application for prevention and/or treatment of skin diseases, damage or injuries, including those relating to aging and exposure to the sun.

PURENERGY® is ChromaDex's Patent Protected and Clinically Studied Caffeine Ingredient

pTeroPure® + Caffeine = PURENERGY®

Overview

- By cocrystallizing caffeine with ChromaDex's pTeroPure® pterostilbene, caffeine's energy boost is sustained for at least 6 hours[1].
- *PURENERGY®* also results in a more *gradual finish, avoiding the "crash" associated with traditional caffeine and high-sugar products.*
- Should allow formulators of caffeinated energy products the opportunity to reduce the total amount of caffeine by as much as 50% without affecting the consumers[1] product experience.

Where can *PURENERGY®* deliver results?

Energy boost	Weight loss
Pre-workout & endurance training	Focus and concentration

[1] DATA on file

PURENERGY® Clinical Results - 2013

The cross-over, clinical study compared the cocrystallized caffeine in *PURENERGY*® with ordinary caffeine

Study Results

- *PURENERGY*® delivers almost 30% more caffeine into the blood than ordinary caffeine.
- The rate of caffeine absorption is significantly slower with *PURENERGY*®, by about 30% as compared to ordinary caffeine
- The half-life of caffeine from *PURENERGY*® is extended significantly by about 25% over that of ordinary caffeine.
- At 4 hours, there was 45% more caffeine from *PURENERGY*® compared to ordinary caffeine alone.
- At 6 hours, there was 51% more caffeine from *PURENERGY*® compared to ordinary caffeine alone.
- At 6 hours, subjects taking *PURENERGY*® showed significantly less fatigue and greater concentration compared to baseline. Subjects ingesting ordinary caffeine did not.
- At 6 hours, subjects taking *PURENERGY*® showed improved energy, alertness and focus compared to baseline. Subjects ingesting ordinary caffeine did not.
- *PURENERGY*® showed no adverse event.

In May 2014, ChromaDex initiated its 2nd clinical trial to study the bioavailability and pharmacokinetics of PURENERGY®

Ingredient Development Pipeline

Product	Potential Benefits	Projected Launch
Launched	AnthOrigin™ Purple Corn Husk Extract (>15% Anthocyanin)	2016
Pipeline Product 2	NAD Metabolite 1	2017
Pipeline Product 3	NAD Metabolite 2	2017
Pipeline Product 4	NAD Metabolite 3	2018
Pipeline Product 5	NAD Metabolite 4	2018
Pipeline Product 6	Glutathione Precursor/Muscle Mobility	2019

Appendix B

Supplement Market Data

The addressable market segment in which for Nicotinamide Riboside plays is at least **$11.5 billion of the $38.8 billion.**

Age-related health concerns include:

- Cognition
- Energy
- Vision
- Heart
- Digestion
- Joint/Mobility
- Bone density
- Digestion

* These presented charts and data are used under permission from Nutritional Business Journal and Informa.

ChromaDex CONNECTION

analytics consulting ingredients

Overall Sales	2013	2014	2015	2014 growth	2015 Growth	Related to Age
MultiVitamins	5,639	5,664	5,780	0.4%	2.1%	$ 2,890
B Vitamins	1,784	1,877	2,015	5.2%	7.3%	$ 1,007
Vitamin K, H, Combo Vitamins, Others	1,405	1,532	1,711	9.0%	11.7%	$ 855
Probiotics	1,195	1,365	1,609	14.2%	17.9%	$ 804
Homeopathics	1,138	1,196	1,230	5.1%	2.8%	$ 615
Calcium	1,174	1,150	1,153	-2.0%	0.2%	$ 865
Fish/Animal Oils	1,168	1,135	1,129	-2.8%	-0.5%	$ 847
Vitamin D	710	767	831	8.1%	8.3%	$ 623
Magnesium	583	680	756	16.7%	11.2%	$ 567
Glucosamine/Chondroitin	780	740	721	-5.1%	-2.6%	$ 541
CoQ10	607	607	616	0.1%	1.4%	$ 462
Vitamin A/Carotenoids	426	455	489	6.7%	7.4%	$ 367
Vitamin E	320	320	315	0.1%	-1.8%	$ 157
Other Specialty Supplements	273	289	304	6.0%	5.0%	$ 152
Digestive Enzymes	243	251	267	3.1%	6.3%	$ 133
Turmeric	135	163	196	21.0%	20.0%	$ 98
Fruit & Vegetable Supplements	109	117	128	6.9%	10.0%	$ 64
Psyllium	107	116	124	7.7%	7.1%	$ 93
SAMe	127	125	123	-1.0%	-2.3%	$ 92
Garlic	108	107	106	-1.3%	-1.3%	$ 79
Zinc	102	108	105	5.5%	-2.1%	$ 53
MSM	81	80	77	-1.7%	-3.5%	$ 58
Resveratrol	36	44	44	20.8%	0.0%	$ 33
Lycopene	15	15	17	-0.3%	9.8%	$ 12
Total all products 2015			19,843			
Estimated portion addressing age related health concerns						$ 11,468

Intersection of DTC and age-related Supplements:

$ millions

Category	Total 2015 sales	Age-related	Age related X internet sales**
Vitamins	12,200	5,899	295
Herbs & Botanicals	6,900	995	40
Specialty	7,200	3,089	216
Minerals	2,700	1,485	74
Meal Replacement	4,514	----*	
Sports Nutrition	5,300	----*	
Totals	38,814	11,468	625

* Meal replacement and Sports nutrition are primarily powdered beverage mixes, ready to drink beverages and nutrition bars

** Company estimate

ChromaDex®
CONNECTION

Appendix C

Financial Information

Statement of Operations[1]

Years Ended December 31, 2016 and January 2, 2016

	2016	2015
Sales, net	$ 26,811,086	$ 22,014,140
Cost of sales	14,889,954	13,533,132
Gross profit	11,921,132	8,481,008
Operating expenses:		
Sales and marketing	2,250,589	2,326,788
Research and deveopment	2,522,768	891,601
General and administrative	9,393,209	7,416,451
Operating expenses	14,166,566	10,634,840
Operating loss	(2,245,434)	(2,153,832)
Nonoperating income (expense):		
Interest income	2,247	3,325
Interest expense	(371,899)	(616,033)
Loss on debt extinguishment	(313,099)	-
Nonoperating expenses	(682,751)	(612,708)
Loss before taxes	(2,928,185)	(2,766,540)
Provision for taxes	-	(4,527)
Net loss	$ (2,928,185)	$ (2,771,067)

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") on March 16, 2017 (the "Annual Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Annual Report and any amendments to the Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

Balance Sheet[1]

December 31, 2016 and January 2, 2016

	2016	2015
Assets		
Current Assets		
Cash	$ 1,642,429	$ 5,549,672
Trade receivables	5,852,030	2,450,591
Inventories	7,912,630	8,173,799
Prepaid expenses and other assets	329,854	373,567
Total current assets	15,736,943	16,547,629
Leasehold Improvements and Equipment, net	3,111,374	1,788,645
Other Noncurrent Assets	903,751	412,935
Total assets	$ 19,752,068	$ 18,749,209
Liabilities and Stockholders' Equity		
Current Liabilities	$ 8,869,150	$ 9,586,621
Loan payable, less current maturities, net	-	3,345,335
Capital lease obligations, less current maturities	343,589	444,589
Deferred rent, less current	564,971	97,990
Total liabilities	9,777,710	13,474,535
Stockholders' Equity	37,545	36,004
Additional paid-in capital	55,160,387	47,534,059
Accumulated deficit	(45,223,574)	(42,295,389)
Total stockholders' equity	9,974,358	5,274,674
Total liabilities and stockholders' equity	$ 19,752,068	$ 18,749,209

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") on March 16, 2017 (the "Annual Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Annual Report and any amendments to the Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

Cash Flows[1]

Years Ended December 31, 2016 and January 2, 2016

	2016	2015
Cash Flows From Operating Activities		
Net loss	**$ (2,928,185)**	$ (2,771,067)
Adjustments to reconcile net loss to net cash used in operating activities:	**2,756,838**	2,865,585
Changes in operating assets and liabilities:	**(2,765,249)**	(2,205,656)
Net cash used in operating activities	**(2,936,596)**	(2,111,138)
Cash Flows From Investing Activities		
Purchases of leasehold improvements and equipment	**(1,504,922)**	(525,231)
Purchases of intangible assets	**(220,000)**	(122,500)
Net cash used in investing activities	**(1,724,922)**	(647,731)
Cash Flows From Financing Activities		
Proceeds from issuance of common stock	**5,717,474**	1,974,893
Proceeds from exercise of stock options	**716,612**	94,846
Proceeds from loan payable	**-**	2,500,000
Payment of debt issuance costs	**(176,836)**	(15,000)
Principal payments on loan payable	**(5,000,000)**	-
Cash paid for debt extinguishment costs	**(281,092)**	-
Principal payments on capital leases	**(221,883)**	(210,948)
Net cash provided by financing activities	**754,275**	4,343,791
Net increase (decrease) in cash	**(3,907,243)**	1,584,922
Cash Beginning of Period	**5,549,672**	3,964,750
Cash Ending of Period	**$ 1,642,429**	$ 5,549,672

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission") on March 16, 2017 (the "Annual Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Annual Report and any amendments to the Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

Non-GAAP Reconciliation[1]

Consolidated Statements of Operations (US GAAP)

Years Ended December 31, 2016 and January 2, 2016

In Millions	2016	2015
Sales, net	$ 26.81	$ 22.01
Cost of sales	14.89	13.53
Gross profit	11.92	8.48
Operating expenses	14.17	10.63
Nonoperating expense	0.68	0.61
Provision for taxes	-	0.00
Net loss	$ (2.93)	$ (2.77)

Effects of Charges associated with Interest, Tax, Depreciation, Amortization and Share-based Compensation Expense

Years Ended December 31, 2016 and January 2, 2016

In Millions	2016	2015
Sales, net	$ -	$ -
Cost of sales	(0.29)	(0.25)
Gross profit	0.29	0.25
Operating expenses	(1.33)	(2.05)
Nonoperating expense	(0.37)	(0.61)
Provision for taxes	-	(0.00)
Effects of adjusted EBITDA	$ 1.98	$ 2.93

Consolidated Statements of Operations, Adjusted EBITDA Excluding Interest, Tax, Depreciation, Amortization and Share-based Compensation (Non-GAAP Presentation)

Years Ended December 31, 2016 and January 2, 2016

In Millions	2016	2015
Sales, net	$ 26.81	$ 22.01
Cost of sales	14.60	13.28
Gross profit	12.21	8.74
Operating expenses	12.84	8.58
Nonoperating expense	0.31	-
Provision for taxes	-	-
Adjusted EBITDA	$ (0.95)	$ 0.15

[1] Non-GAAP measures are not recognized under generally accepted accounting principles ("GAAP"). Accordingly, you are cautioned about using or relying on these measures as alternatives to recognized GAAP measures. Our methods of calculating these measures may not be comparable to similar measures presented by other companies.

Contact Information



ChromaDex Corporation

10005 Muirlands Blvd., Suite G
Irvine, CA 92618
Phone: +1-949-419-0288
Fax: +1-949-419-0294
www.chromadex.com

Andrew Johnson
Director of Investor Relations
Phone: +1-949-419-0288
andrewj@chromadex.com

ChromaDex CONNECTION

analytics consulting ingredients standards